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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):  December 31, 1999


                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
            (Exact Name of Registrant as Specified in its Charter)




CAYMAN ISLANDS                      0-29788                    N/A
(State or Other                   (Commission             (IRS Employer
Jurisdiction of                   File Number)          Identification No.)
Incorporation)


       GRAND PAVILION COMMERCIAL CENTRE, 802 WEST BAY ROAD            N/A
         GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS, BWI            (Zip Code)
              (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (345) 949-2800


         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  Acquisition or Disposition of Assets.

On December 31, 1999 Scottish Annuity & Life Holdings, Ltd. ("Scottish Annuity") acquired all of the outstanding shares of The Scottish Annuity Company (Cayman) Ltd. ("SAC") from Scottish Holdings Ltd. ("Scottish Holdings") for
$ 11,562,161.84 in cash. The purchase price was determined through arms-length negotiations between representatives of Scottish Annuity and Scottish Holdings.

SAC is a Cayman Islands company licensed with the Cayman Islands Monitary Authority. It writes variable annuity business targeted at high net worth US individuals.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:
          -----------------------------------------

          At the time of filing of this report on Form 8-K, it is not practical to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed within sixty days of this filing by an amendment on Form 8-K/A to this report.

     (b)  Pro Forma Financial Information:
          -------------------------------

          At the time of filing of this report on Form 8-K, it is not practical to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed within sixty days of this filing by an amendment on Form 8-K/A to this report.

     (c)  Exhibits:
          --------

          Exhibit
          Number    Exhibit
          ------    -------

            10.1 Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Scottish Holdings, Ltd. dated as of December 31, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                /s/ Michael C. French
                            By:___________________________________
                               Michael C. French
                               President and Chief Executive Officer

Dated:  January 14, 1999

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                               INDEX TO EXHIBITS
                               -----------------

     Exhibit
      Number       Exhibit
     --------      -------
       10.1        Share Purchase Agreement by and between Scottish Annuity &
                   Life Holdings, Ltd. and Scottish Holdings, Ltd. dated as of
                   December 31, 1999

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